[LOGO APPEARS HERE]

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                                    SMALLCAP
                                 World Fund(R)

                                   Prospectus




                             DECEMBER 1, 1997

SMALLCAP WORLD FUND, INC.
333 South Hope Street
Los Angeles, CA 90071

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TABLE OF CONTENTS

Expenses                       3     Investment Results                  9
 ..................................   ......................................

Financial Highlights           4     Dividends, Distributions and Taxes 10
 ..................................   ......................................

Investment Policies and Risks  5     Fund Organization and Management   11
 ..................................   ......................................
Securities and Investment
 Techniques                    6     Shareholder Services               14
 ..................................   ......................................
Multiple Portfolio Counselor
 System                        8
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

The fund's objective is long-term growth of capital. The fund strives to accomplish this objective by investing primarily in equity securities of issuers with relatively small market capitalizations located in various countries. Investing in smaller capitalization stocks and securities of issuers in various countries involves certain opportunities and risks that are different from those associated with investing solely in larger capitalization stocks and securities of issuers based in the United States.

This prospectus presents information you should know before investing in the fund. You should keep it on file for future reference.

YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE LIKELIHOOD OF LOSS IS GREATER IF YOU INVEST FOR A SHORTER PERIOD OF TIME. YOUR INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR INSURED OR GUARANTEED BY, ANY ENTITY OR PERSON INCLUDING THE U.S. GOVERNMENT AND THE FEDERAL DEPOSIT INSURANCE CORPORATION.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


35-010-1297

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                             SMALLCAP WORLD FUND / PROSPECTUS
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EXPENSES

The effect of the expenses described below is reflected in the fund's share price and return.

You may pay certain shareholder transaction expenses when you buy or sell shares of the fund. Fund operating expenses are paid out of the fund's assets and are factored into its share price.

SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge on purchases
(as a percentage of offering price)                                       5.75%
 ................................................................................

SALES CHARGES ARE REDUCED OR ELIMINATED FOR LARGER PURCHASES. There is no sales charge on reinvested dividends, and no deferred sales charge or redemption or exchange fees. A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following purchases without a sales charge.

FUND OPERATING EXPENSES
(as a percentage of average net assets)

--------------------------------------------------------------------------------
Management fees                                                        0.67%
 ................................................................................
12b-1 expenses                                                         0.24%/1/
 ................................................................................
Other expenses                                                         0.16%
 ................................................................................
Total fund operating expenses                                          1.07%

/1/ 12b-1/expenses may not exceed 0.30% of the fund's average net assets annually.

EXAMPLES

Assuming a hypothetical annual return of 5% and shareholder transaction and operating expenses as described above, for every $1,000 you invested, you would pay the following total expenses over the following periods:
--------------------------------------------------------------------------------
One year                                                               $ 68
 ................................................................................
Three years                                                            $ 90
 ................................................................................
Five years                                                             $113
 ................................................................................
Ten years                                                              $181

THESE EXAMPLES ARE NOT MEANT TO REPRESENT YOUR ACTUAL INVESTMENT RESULTS OR EXPENSES, WHICH MAY VARY. YOUR EXPENSES WILL BE LESS IF YOU QUALIFY TO PURCHASE SHARES AT A REDUCED OR NO SALES CHARGE.

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  SMALLCAP WORLD FUND / PROSPECTUS

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FINANCIAL HIGHLIGHTS

The following information has been audited by Deloitte & Touche LLP, independent auditors. This table should be read together with the financial statements which are included in the statement of additional information and annual report.

SELECTED PER-SHARE DATA

                                            YEAR ENDED SEPTEMBER 30
                                            .......................
                          1997    1996    1995    1994    1993    1992    1991  1990/1/
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
Net asset value,
beginning of year       $26.92  $26.11  $23.61  $22.72  $18.01  $17.60  $13.26   $15.08
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INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                     .10     .17     .22     .09     .06     .14     .18      .26
 .........................................................................................
Net realized and
unrealized gain (loss)
on investments            6.17    3.32    3.79    1.83    5.56     .38    4.56    (2.08)
 .........................................................................................
Total income (loss)
from investment
operations                6.27    3.49    4.01    1.92    5.62     .52    4.74    (1.82)
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LESS DISTRIBUTIONS:
Dividends from
net investment
income                    (.12)   (.23)   (.16)   (.06)   (.08)   (.11)   (.40)      --
 .........................................................................................
Distributions from
net realized gains       (2.35)  (2.45)  (1.35)   (.97)   (.83)     --      --       --
 .........................................................................................
Total distributions      (2.47)  (2.68)  (1.51)  (1.03)   (.91)   (.11)   (.40)      --
 .........................................................................................
Net asset value,
end of year             $30.72  $26.92  $26.11  $23.61  $22.72  $18.01  $17.60   $13.26
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Total return/2/         25.41%  15.21%  18.59%   8.60%  32.46%   2.95%  36.43%  (12.07%)/3/
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RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
year (in millions)      $9,256  $6,607  $4,625  $3,497  $2,247  $1,255  $  798   $  571
 .........................................................................................
Ratio of expenses to
average net assets       1.07%   1.09%   1.13%   1.12%   1.15%   1.21%   1.31%     .49%/3/
 .........................................................................................
Ratio of net income
to average net assets     .40%    .68%    .97%    .38%    .33%    .85%   1.11%    1.70%/3/
 .........................................................................................
Average
commissions paid/4/       .26c   1.41c   1.00c   1.25c   1.55c   2.36c   1.83c    2.24c
 .........................................................................................
Portfolio turnover
rate                    42.21%  42.88%  45.63%  29.43%  25.00%  23.10%  19.26%    1.91%/3/
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
1 The period ended September 30, 1990 represents the initial period of operations from April 30, 1990 to September 30, 1990.
2  Excludes maximum sales charge of 5.75%.
3 These figures are based on operations for the period shown and, accordingly, are not representative of a full year's operations.
4 Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold, and are not separately reflected in the fund's statement of operations. Shares traded on a principal basis (without commissions), such as most over-the-counter and fixed-income transactions, are excluded. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

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   SMALLCAP WORLD FUND / PROSPECTUS
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INVESTMENT POLICIES AND RISKS
The fund aims to provide you with long-term growth of capital.

The fund seeks to achieve its objective by investing primarily in equity securities of companies with relatively small market capitalizations (share price times the number of equity securities outstanding). In selecting investments, the fund emphasizes companies that are believed by Capital Research and Management Company to have the potential for growth. Current income is not a consideration.

Under normal market conditions, the fund will invest at least 65% of its total assets in equity securities of small capitalization issuers, typically having individual market capitalizations of approximately $50 million to $1.2 billion; however, the fund will not necessarily sell stocks because they fall outside this range due to market conditions.

The fund's assets may also be held in cash or high-quality cash equivalents, government or corporate debt securities denominated in U.S. dollars or other currencies for liquidity purposes or when, in the opinion of Capital Research and Management Company, prevailing market conditions indicate that it is desirable to do so; in addition, the fund may enter into repurchase agreements. Under normal market conditions the fund will invest no more than 35% of its total assets in such securities.

When prevailing market, economic, political or currency conditions warrant, assets may also be invested in securities convertible into common stocks, straight debt securities (generally rated in the top three quality categories by any national rating service or determined to be of equivalent quality by Capital Research and Management Company), government securities, nonconvertible preferred stocks, when-issued securities or closed-end investment companies. These securities may also be issued by entities domiciled outside the U.S. MORE INFORMATION ON THE FUND'S INVESTMENT POLICIES IS CONTAINED IN ITS STATEMENT OF ADDITIONAL INFORMATION.

Investment limitations are considered at the time securities are purchased. These limits are based on the fund's net assets unless otherwise indicated. The fund's fundamental investment restrictions (described in the statement of additional information) and objective may not be changed without shareholder approval.

THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE DUE TO MARKET CONDITIONS AND OTHER FACTORS. IN ADDITION, THE FUND MAY EXPERIENCE DIFFICULTY LIQUIDATING CERTAIN PORTFOLIO SECURITIES DURING SIGNIFICANT MARKET DECLINES OR PERIODS OF HEAVY REDEMPTIONS.

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  SMALLCAP WORLD FUND / PROSPECTUS

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SECURITIES AND INVESTMENT TECHNIQUES

EQUITY SECURITIES

Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss, particularly in the case of smaller capitalization stocks.

DEBT SECURITIES

Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

INVESTING IN SMALLER CAPITALIZATION STOCKS

Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies. Because the fund emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than it would if it were to concentrate on more widely held stocks. The fund determines relative market capitalizations using U.S. standards (as described earlier). Accordingly, the fund's non-U.S. investments may have large capitalizations relative to market capitalizations of companies based outside the U.S.

OTHER SECURITIES

The fund may also invest in securities that have equity and debt characteristics such as non-convertible preferred stocks and convertible securities. These securities may at times resemble equity more than debt, and vice versa. Non-convertible preferred stocks are similar to debt in that they have a stated dividend rate akin to the coupon of a bond or note even though they are often classified as equity securities. The prices and yields of non-convertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.

Bonds, preferred stocks, and other securities may sometimes be converted into shares of common stock or other securities at a stated exchange ratio. These

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  SMALLCAP WORLD FUND / PROSPECTUS

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securities prior to conversion pay a fixed rate of interest or a dividend.
Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.

RESTRICTED SECURITIES AND LIQUIDITY

The fund may purchase securities subject to restrictions on resale. All such securities not actively traded outside the U.S. will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

INVESTING IN VARIOUS COUNTRIES

The fund has the ability to invest outside the U.S. Investing outside the U.S. involves special risks, particularly in certain developing countries, caused by, among other things: fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.

Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.

In making its investments in companies outside the U.S., the fund does not intend to emphasize any particular country or region. These investments will be located in at least three countries.

CURRENCY TRANSACTIONS

The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to hedge against changes in currency exchange rates. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates.

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  SMALLCAP WORLD FUND / PROSPECTUS

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MULTIPLE PORTFOLIO COUNSELOR SYSTEM

The basic investment philosophy of Capital Research and Management Company is to seek fundamental values at reasonable prices, using a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio.
The primary individual portfolio counselors for the fund are listed below.



                                                                                         YEARS OF EXPERIENCE
                                                                  YEARS OF                  AS INVESTMENT
                                                                 EXPERIENCE            PROFESSIONAL (APPROXIMATE)
                                                                AS PORTFOLIO          ..............................
                                                                 COUNSELOR              WITH CAPITAL
                                                               (AND RESEARCH            RESEARCH AND
                                                              PROFESSIONAL, IF           MANAGEMENT
PORTFOLIO COUNSELORS                                          APPLICABLE) FOR            COMPANY OR
 FOR SMALLCAP WORLD                                            SMALLCAP WORLD               ITS         TOTAL
      FUND             PRIMARY TITLE(S)                       FUND (APPROXIMATE)         AFFILIATES     YEARS
--------------------------------------------------------------------------------------------------------------------
WILLIAM R.            Director and Vice Chairman             8 years (since the fund      28 years    35 years
GRIMSLEY              of the Board of the fund;              began operations)
                      Senior Vice President and
                      Director, Capital Research
                      and Management Company
--------------------------------------------------------------------------------------------------------------------
GORDON                President and Principal                8 years (since the fund      26 years    26 years
CRAWFORD              Executive Officer of the               began operations)
                      fund; Senior Vice President
                      and Director, Capital Research
                      and Management Company
--------------------------------------------------------------------------------------------------------------------
GREGORY W.            Senior Vice President of               Less than 1 year (in         10 years    10 years
WENDT                 the fund; Senior Vice                  addition to 8 years as a
                      President and Director,                research professional
                      Capital Research Company*              prior to becoming a
                                                             portfolio counselor for
                                                             the fund)
--------------------------------------------------------------------------------------------------------------------
ROBERT W.             Vice President of the fund;            4 years (in 4 years          12 years    12 years
LOVELACE              Executive Vice                         as a research
                      President and Director,                professional prior to
                      Capital Research Company*              becoming a portfolio
                                                             counselor for the fund)
--------------------------------------------------------------------------------------------------------------------
MARK E.               Director, Capital Research             6 years (in addition to      15 years    15 years
DENNING               and Management Company                 1 year as a research
                                                             professional prior to
                                                             becoming a portfolio
                                                             counselor for the fund)
--------------------------------------------------------------------------------------------------------------------
CLAUDIA               Senior Vice President,                 2 years (in addition to      20 years    22 years
HUNTINGTON            Capital Research and                   4 years as a research
                      Management Company                     professional prior to
                                                             becoming a portfolio
                                                             counselor for the fund)
--------------------------------------------------------------------------------------------------------------------
    The fund began operations in April 1990.
  * Company affiliated with Capital Research and Management Company.
--------------------------------------------------------------------------------------------------------------------

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                       SMALLCAP WORLD FUND / PROSPECTUS
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INVESTMENT RESULTS
The fund may from time to time compare investment results to various indices or other mutual funds. Fund results may be calculated on a total return, yield and/or distribution rate basis. Currently, the fund calculates investment results only on a total return basis. Results calculated without a sales charge will be higher.

  TOTAL RETURN is the change in value of an investment in the fund over a given period, assuming reinvestment of any dividends and capital gain distributions.

  YIELD is computed by dividing the net investment income per share earned by the fund over a given period of time by the maximum offering price per share on the last day of the period, according to a formula mandated by the Securities and Exchange Commission. A yield calculated using this formula may be different than the income actually paid to shareholders.

  DISTRIBUTION RATE reflects dividends that were paid by the fund. The distribution rate is calculated by dividing the dividends paid over the last 12 months by the sum of the month-end price and the capital gain distributions paid over the last 12 months.

                              INVESTMENT RESULTS
                    (FOR PERIODS ENDED SEPTEMBER 30, 1997)

AVERAGE
ANNUAL                                THE FUND     THE FUND AT          WORLD
TOTAL                                  AT NET        MAXIMUM           SMALLCAP
RETURNS:                            ASSET VALUE/1/ SALES CHARGE/1/,/2/ INDEX/3/
--------------------------------------------------------------------------------
One year                               25.41%         18.21%              13.46%
 ................................................................................
Five years                             19.77%         18.36%              14.28%
 ................................................................................
Lifetime/4/                            16.19%         15.26%              10.83%
--------------------------------------------------------------------------------

1 These fund results were calculated according to a standard formula that is required for all stock and bond funds.
2 The maximum sales charge has been deducted.
3 The Salomon Brothers World Smallcap Index tracks over 5,100 small-company stocks traded around the world with a market capitalization between $100 million and $1.2 billion. This index is unmanaged and does not reflect sales charges, commissions or expenses.
4 The fund began investment operations on April 30, 1990.

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                       SMALLCAP WORLD FUND / PROSPECTUS
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Here are the fund's annual total returns calculated without a sales charge.
This information is being supplied on a calendar year basis.
[bar chart]
1990  -3.76
1991  32.89
1992   6.69
1993  30.04
1994  -2.85
1995  22.70
1996  19.75
[end bar chart]
Past results are not an indication of future results.
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DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The fund usually pays dividends, which may fluctuate, in June and December. Capital gains, if any, are also usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, or the shareholder does not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, the shareholder's distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

FEDERAL TAXES

In any fiscal year in which the fund qualifies as a regulated investment company and distributes to shareholders all of its net investment income and net capital gains, the fund itself is relieved of federal income tax.

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                       SMALLCAP WORLD FUND / PROSPECTUS
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Generally, all dividends and capital gains are taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Early each year, you will be notified as to the amount and federal tax status of all income distributions paid during the prior year. Such distributions may also be subject to state or local taxes. The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

YOU MUST PROVIDE THE FUND WITH A CERTIFIED CORRECT TAXPAYER IDENTIFICATION NUMBER (GENERALLY YOUR SOCIAL SECURITY NUMBER) AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. IF YOU FAIL TO DO SO THE IRS CAN REQUIRE THE FUND TO WITHHOLD 31% OF YOUR TAXABLE DISTRIBUTIONS AND REDEMPTIONS. Federal law also requires the fund to withhold 30% or the applicable tax treaty rate from dividends paid to certain nonresident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

This is a brief summary of some of the tax laws that affect your investment in the fund. Please see the statement of additional information and your tax adviser for further information.

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FUND ORGANIZATION AND MANAGEMENT

FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation in 1989. All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in the statement of additional information. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

THE INVESTMENT ADVISER

Capital Research and Management Company, a large and experienced investment management organization founded in 1931, is the investment adviser to the fund and other funds, including those in The American Funds

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                       SMALLCAP WORLD FUND / PROSPECTUS
--------------------------------------------------------------------------------
Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The management fee paid by the fund to Capital Research and Management Company may not exceed 0.80% of the fund's average net assets annually and declines at certain asset levels.
The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the board. The 12b-1 fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Expenses." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying other types of sales loads.

PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by Capital Research and Management Company, which strives to obtain the best available prices, taking into account the costs and quality of executions. Fixed-income securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are usually purchased at a fixed price which includes an amount of compensation to the dealer, generally referred to as a concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. In the over-the-counter market, purchases and sales are transacted directly with principal market-makers except in those circumstances where it appears better prices and executions are available elsewhere.

Subject to the above policy, when two or more brokers (either directly or through their correspondent clearing agents) are in a position to offer comparable prices and executions, preference may be given to brokers who have sold shares of the fund or have provided investment research, statistical, and other related services for the benefit of the fund and/or other funds served by Capital Research and Management Company.

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                       SMALLCAP WORLD FUND / PROSPECTUS
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PRINCIPAL UNDERWRITER AND TRANSFER AGENT

American Funds Distributors, Inc. and American Funds Service Company serve as the principal underwriter and transfer agent for the fund, respectively. They are headquartered at 333 South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821, respectively.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                    CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                              (8 A.M. TO 8 P.M. ET):
                                  800/421-0180

     [MAP OF AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS APPEARS HERE]

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California
92822-2205
Fax:  714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522
Fax:  210/530-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007
Fax:  317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280
Fax:  804/67-4773
                                      13
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                       SMALLCAP WORLD FUND / PROSPECTUS
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SHAREHOLDER SERVICES

The fund offers you a valuable array of services you can use to alter your investment program as your needs and circumstances change. These services, which are summarized below, are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days' written notice. A COMPLETE DESCRIPTION OF SHAREHOLDER SERVICES AND ACCOUNT POLICIES IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

THE SERVICES DESCRIBED MAY NOT BE AVAILABLE THROUGH SOME RETIREMENT PLANS OR ACCOUNTS HELD BY INVESTMENT DEALERS. IF YOU ARE INVESTING IN SUCH A MANNER, YOU SHOULD CONTACT YOUR PLAN ADMINISTRATOR/TRUSTEE OR DEALER ABOUT WHAT SERVICES ARE AVAILABLE AND WITH QUESTIONS ABOUT YOUR ACCOUNT.

--------------------------------------------------------------------------------
PURCHASING SHARES

HOW TO PURCHASE SHARES

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may add to your account through your dealer or directly through American Funds Service Company by mail, computer, wire, or bank debit. You may also establish or add to your account by exchanging shares from any of your other accounts in The American Funds Group. The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. This includes exchange purchase orders that may place an unfair burden on other shareholders due to their frequency.

Various purchase options are available as described below, subject to certain investment minimums and limitations described in the statement of additional information and "Welcome to the Family."

  Automatic Investment Plan

  You may invest monthly or quarterly through automatic withdrawals from your bank account.

  Automatic Reinvestment

  You may reinvest your dividends and capital gain distributions into the fund (with no sales charge). This will be done automatically unless you elect to have the dividends and/or capital gain distributions paid to you in cash.

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                       SMALLCAP WORLD FUND / PROSPECTUS
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  Cross-Reinvestment

  You may invest your dividends and capital gain distributions into any other fund in The American Funds Group.

  Exchange Privilege

  You may exchange your shares into other funds in The American Funds Group, generally with no sales charge. Exchanges of shares from the money market funds that were initially purchased with no sales charge will generally be subject to the appropriate sales charge. You may also elect to automatically exchange shares among any of the funds in The American Funds Group. Exchange requests may be made in writing, by telephone including American FundsLine(R), by computer using American FundsLine OnLine(SM) (see below), or by fax. EXCHANGES HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

  Retirement Plans

  You may invest in the fund through various retirement plans. For further information contact your investment dealer or American Funds Distributors.

SHARE PRICE

The fund's share price, also called net asset value, is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange is open. The fund calculates its net asset value per share, generally using market prices, by dividing the total value of its assets after subtracting liabilities by the number of its shares outstanding. Shares are purchased at the offering price next determined after your investment is received and accepted by American Funds Service Company. The offering price is the net asset value plus a sales charge, if applicable.

SHARE CERTIFICATES

Shares are credited to your account, and certificates are not issued unless you request them by writing to American Funds Service Company.

INVESTMENT MINIMUMS
--------------------------------------------------------------------------------

To establish an account                                                  $1,000
  For a retirement plan account                                          $  250
  For a retirement plan account through payroll deduction                $   25

To add to an account                                                     $   50
  For a retirement plan account                                          $   25

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                       SMALLCAP WORLD FUND / PROSPECTUS
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SALES CHARGES

A sales charge may apply, as described below, when purchasing shares. Sales charges may be reduced for larger purchases as indicated below.

                                              SALES CHARGE AS A
                                                PERCENTAGE OF
                                              ..................     DEALER
                                                           NET    CONCESSION AS
                                              OFFERING   AMOUNT   % OF OFFERING
INVESTMENT                                      PRICE   INVESTED      PRICE
--------------------------------------------------------------------------------
Less than $50,000                               5.75%     6.10%       5.00%
 ................................................................................
$50,000 but less than $100,000                  4.50%     4.71%       3.75%
 ................................................................................
$100,000 but less than $250,000                 3.50%     3.63%       2.75%
 ................................................................................
$250,000 but less than $500,000                 2.50%     2.56%       2.00%
 ................................................................................
$500,000 but less than $1 million               2.00%     2.04%       1.60%
 ................................................................................
$1 million or more and certain other
investments described below                  see below  see below   see below

PURCHASES NOT SUBJECT TO SALES CHARGES

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS MADE BY THESE ACCOUNTS WITHIN ONE YEAR OF PURCHASE. Investments by retirement plans, foundations or endowments with $50 million or more in assets may be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge. Investments by certain individuals and entities including employees and other associated persons of dealers authorized to sell shares of the fund and Capital Research and Management Company and its affiliated companies are not subject to a sales charge.

ADDITIONAL DEALER COMPENSATION

In addition to the concessions listed, up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. American Funds Distributors currently provides additional compensation to the top 100 dealers who have sold shares of funds in The American Funds Group based on the pro rata share of a qualifying dealer's sales.

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                       SMALLCAP WORLD FUND / PROSPECTUS
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REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

  Aggregation

  Investments that may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), including any business account solely "controlled by," as well as any retirement plan or trust account solely for the benefit of, these individuals. Investments made for multiple employee benefit plans of a single employer or "affiliated" employers may be aggregated provided they are not also aggregated with individual accounts. Finally, investments made by a common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares may be aggregated.

  Purchases made for nominee or street name accounts will generally not be aggregated with those made for other accounts unless qualified as described above.

  Concurrent Purchases

  You may combine concurrent purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of the money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

  Right of Accumulation

  You may take into account the current value of your existing holdings in The American Funds Group to determine your sales charge. Direct purchases of the money market funds are excluded.

  Statement of Intention

  You may enter into a non-binding commitment to invest a certain amount (which, at your request, may include purchases made during the previous
  90 days) in non-money market fund shares over a 13-month period. A portion of your account may be held in escrow to cover additional sales charges that may be due if your total investments over the statement period are insufficient to qualify for the applicable sales charge reduction.

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                       SMALLCAP WORLD FUND / PROSPECTUS
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SELLING SHARES

HOW TO SELL SHARES

You may sell (redeem) shares in your account by contacting your investment dealer or American Funds Service Company. You may also use American FundsLine(R) or American FundsLine OnLine(SM) (see below). In addition, you may sell shares in amounts of $50 or more automatically. If you sell shares through your investment dealer you may be charged for this service. Shares held for you in your dealer's street name must be sold through the dealer.

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. Sale requests may be made in writing, by telephone, including American FundsLine(R), by computer using American FundsLine OnLine(SM), or by fax. Sales by telephone, computer or fax are limited to $50,000 in accounts registered to individual(s) (including non-retirement trust accounts). In addition, checks must be made payable to the registered shareholder(s) and mailed to an address of record that has been used with the account for at least 10 days.

Proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

The fund may, with 60 days' written notice, close your account if due to a sale of shares the account has a value of less than the minimum required initial investment.

Generally, written requests to sell shares must be signed by you and must include any shares you wish to sell that are in certificate form. Your signature must be guaranteed by a member firm of a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association, or credit union that is an eligible guarantor institution. A signature guarantee is not currently required for any sale of $50,000 or less provided the check is made payable to the registered shareholder(s) and is mailed to the address of record on the account, and provided the address has been used with the account for at least 10 days. Additional documentation may be required for sale of shares held in corporate, partnership or fiduciary accounts.

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                       SMALLCAP WORLD FUND / PROSPECTUS
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You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Reinvestment will be at the next calculated net asset value after receipt and acceptance by American Funds Service Company.

--------------------------------------------------------------------------------
OTHER IMPORTANT THINGS TO REMEMBER

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM)

You may check your share balance, the price of your shares, or your most recent account transactions, sell shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access The American Funds Web site on the Internet at www.americanfunds.com.

TELEPHONE AND COMPUTER PURCHASES, SALES AND EXCHANGES

Unless you opt out of the telephone or computer (including American FundsLine(R) or American FundsLine OnLine(SM)) or fax purchase, sale and/or exchange options (see below), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company. (You may also reinstate them at any time by writing to American Funds Service Company.)

ACCOUNT STATEMENTS

You will receive regular confirmation statements reflecting transactions in your account. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

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                       SMALLCAP WORLD FUND / PROSPECTUS
--------------------------------------------------------------------------------
NOTES

                                      20

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                       SMALLCAP WORLD FUND / PROSPECTUS
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NOTES

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                       SMALLCAP WORLD FUND / PROSPECTUS
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NOTES

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                       SMALLCAP WORLD FUND / PROSPECTUS
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NOTES

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                       SMALLCAP WORLD FUND / PROSPECTUS
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FOR SHAREHOLDER SERVICES                       FOR DEALER SERVICES
American Funds                                 American Funds
Service Company                                Distributors
800/421-0180 ext. 1                            800/421-9900 ext. 11

                            FOR 24-HOUR INFORMATION
              American                         American Funds
              FundsLine(R)                     Internet Web site
              800/325-3590                     http://www.americanfunds.com

 Telephone conversations may be recorded or monitored for
 verification, recordkeeping and quality assurance purposes.
 ------------------------------------------------------------

 MULTIPLE TRANSLATIONS

 This prospectus may be translated into other languages. In
 the event of any inconsistency or ambiguity as to the
 meaning of any word or phrase in a translation, the English text will prevail.
 ------------------------------------------------------------
 OTHER FUND INFORMATION

 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

 Includes financial statements, detailed performance information, portfolio holdings, a statement from portfolio management and the independent accountants' report (in the annual report).

 STATEMENT OF ADDITIONAL INFORMATION (SAI)

 Contains more detailed information on all aspects of the fund, including the fund's financial statements.

 A current SAI has been filed with the Securities and Exchange Commission ("SEC"). It is incorporated by reference into this prospectus and is available along with other related materials on the SEC's Internet Web site at http://www.sec.gov.

 CODE OF ETHICS

 Includes a description of the fund's personal investing policy.

 To request a free copy of any of the documents above:

 Call American Funds   or        Write to the Secretary
 Service Company                 of the fund
 800/421-0180 ext. 1             333 South Hope Street
                                 Los Angeles, CA 90071
This prospectus has been printed on recycled paper.      [RECYCLE LOGO]

                                      24